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                      Securities and Exchange Commission
                            Washington, D.C.  20549



                            ______________________

                                   Form 8-K


                                Current Report

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                            ______________________



                         Date of Report:   May 8, 2001
                       (Date of Earliest Event Reported)


                                e resources inc
            (Exact Name of Registrant as Specified in its Charter)


   ________________________________________________________________________

            Utah                  33-14065-D                 87-0476117
(State or Other Jurisdiction    (Commission                (IRS Employer
      of Incorporation)         File Number)           Identification Number)


                  304 North Highway 377, Roanoke, Texas 76262
                   (Address of Principal Executive Offices)
      Registrant's Telephone Number, Including Area Code: (817) 491 -8698

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Item 5. OTHER EVENTS.

On May 9, 2001, e resources inc (the "Company") issued a press release announcing the sale of (i) 12% secured convertible debentures of the Company (the "Debentures"), in the aggregate principal amount of up to Six Hundred Thousand Dollars ($600,000.00), convertible into shares of the Company's common stock, $.001 par value per share (the "Common Stock"), and (ii) warrants to purchase up to Six Hundred Thousand (600,000) shares of the Company's Common Stock (the "Warrants"), to AJW Partners, LLC and New Millennium Capital Partners
II, LLC (collectively, the "Buyers").    The press release is attached as an
exhibit to this Current Report on Form 8-K.

The Company granted certain demand and piggyback registration rights to the Buyers, and agreed to prepare a registration statement after closing of the transaction with respect to the securities underlying the Debentures and the Warrants. In addition, the Company also agreed to grant a first priority security interest in substantially all the assets of the Company to secure the Company's obligations under the Debentures and the Warrants and Christopher D. Curtis, Chief Executive Officer of the Company, agreed to personally guarantee the Company's obligations to the Buyers. The terms and conditions of the sale are set forth in the Securities Purchase Agreement, the form of Secured Convertible Debenture, the form of Stock Purchase Warrant, the Registration Rights Agreement, the Security Agreement, and the Guaranty and Pledge Agreement, all of which are filed as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

       (c)  Exhibits

       4.1  Securities Purchase Agreement dated May 8, 2001
       4.2  Form of Secured Convertible Debenture dated May 8, 2001
       4.3  Form of Stock Purchase Warrant dated May 8, 2001
       4.4  Registration Rights Agreement dated May 8, 2001
       4.5  Security Agreement dated May 8, 2001
       4.6  Guaranty and Pledge Agreement dated May 8, 2001
      99.1  Press Release dated May 9, 2001


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    e resources inc

Date: May 14, 2001                  By: /s/Charles C. Cunningham
                                        -----------------------------------
                                        Charles C. Cunningham
                                        President

                                    By: /s/ Christopher D. Curtis
                                        ------------------------------------
                                        Christopher C. Curtis
                                        Chief Executive Officer

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